VIA EDGAR

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549-0506

Re:	Separate Account VA 1

File No. 811-04940, CIK 0000808102

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA 1, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual reports for the following underlying management investment companies: American Funds Insurance Series. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 8/31/2010, American Funds Insurance Series filed its semi annual report with the Commission via EDGAR (CIK: 0000832566);

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin S. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company